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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


The undersigned, individually and in the capacity relative to Loral Corporation, a New York corporation, stated below, hereby appoints Michael P. DeBlasio, Robert V. LaPenta, Nicholas C. Moren, Michael B. Targoff and Eric J. Zahler, and each of them acting individually, to be his Attorney-in-Fact with full power of substitution to act in his name and on his behalf to sign and to file with the Securities and Exchange Commission this Registration Statement on Form S-3 in connection with the public offering of up to 3,500,000 shares of Loral Corporation Common Stock, par value $.25, including one or more amendments, including post-effective amendments, to such Registration Statement, which amendments may make such changes as such person deems appropriate, and to execute and deliver any agreements, instruments, certificates or other documents which such person shall deem necessary or proper in connection with the filing of such Registration Statement and generally to act for and in the name of the undersigned with respect to such filing as fully as could the undersigned if then personally present and acting.

IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set opposite his respective name.



/s/ Bernard Schwartz          Chairman of the Board,            May 30, 1995
- --------------------------    Chief Executive Officer
Bernard L. Schwartz           and Director


/s/ Frank C. Lanza
- --------------------------
Frank C. Lanza                President and Director            May 30, 1995


/s/ Howard Gittis
- --------------------------
Howard Gittis                 Director                          May 30, 1995


/s/ Robert B. Hodes
- --------------------------
Robert B. Hodes               Director                          May 30, 1995


/s/ Gershon Kekst
- --------------------------
Gershon Kekst                 Director                          May 30, 1995


/s/ Charles Lazarus
- --------------------------
Charles Lazarus               Director                          May 30, 1995


/s/ Allen Shinn
- --------------------------
Allen Shinn                   Director                          May 30, 1995


/s/ Thomas J. Stanton, Jr.
- --------------------------
Thomas J. Stanton, Jr.        Director                          May 30, 1995


/s/ Daniel Yankelovich
- --------------------------
Daniel Yankelovich            Director                          May 30, 1995